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                                                                 Exhibit 10.19.1


                              LIPID SCIENCES, INC.

                                 AMENDMENT NO. 1
                                       TO
                        INCENTIVE STOCK OPTION AGREEMENT

      This Amendment No. 1 (the "Amendment") to the Incentive Stock Option Agreement dated as of ______________ (the "Option Agreement") between Lipid Sciences, Inc., a Delaware corporation (the "Company") and the undersigned optionee ("Participant") is entered into as of August 10, 2001.

         WHEREAS, the Company and Participant wish to provide for the acceleration of vesting of Participant's option upon a Change of Control by adding a definition of the "Change of Control." Capitalized terms used herein without definition shall have the meanings given to them in the Option Agreement.

      THE PARTIES AGREE AS FOLLOWS:

      1. Subsection 1(d) is hereby added to the Option Agreement, to read in its entirety as follows:

                  (d) Change of Control. Notwithstanding the vesting schedule set forth in Subsection 1(c), effective upon a Change of Control (defined below), the vesting of each award shall accelerate by the number of months such award has previously vested. For purposes of this Subsection 1(d), a "Change of Control" means:

                        (i) a reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities as a result of which the holders of the shares outstanding immediately prior to such transaction receive, as a group, less than 50% of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity;

                        (ii) the sale of all or substantially all of the assets of the Company; or

                        (iii) the liquidation or dissolution of the Company.

      2. Miscellaneous. Except as specifically set forth herein, the terms of the Option Agreement shall remain unmodified and in full force and effect. This Amendment shall be construed in accordance with and governed by the laws of the State of California without regard to choice of law principles. The Company has not provided the Participant



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with any tax advice regarding the Option Agreement or the Amendment and has provided Participant with an opportunity to seek tax advice regarding the Amendment.

         IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first written above.

                                                     LIPID SCIENCES, INC.


                                                     By:________________________

                                                     Name:______________________

                                                     Title:_____________________




                                                     PARTICIPANT

                                                     ___________________________
                                                     Signature


                                                     ___________________________
                                                     Print Name



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